UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:

April 29, 2005

(Date of earliest event reported)

SPECTRUM BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-13615	22-2423556
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

(770) 829-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment to the Current Report on Form 8-K amends the Current Report on Form 8-K filed by Spectrum Brands, Inc. (the “Company” or the “Registrant”) on May 5, 2005.

Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On May 5, 2005, the Company filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K with respect to, among other events, the Company’s acquisition, on April 29, 2005, of all of the outstanding equity interests of Tetra Holding GmbH (“Tetra”).

This Amendment to the Current Report on Form 8-K is filed solely to include the financial statements and pro forma financial information described in Item 9.01 below.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired

(i) The audited consolidated balance sheet of Tetra Holding GmbH and subsidiaries as of December 31, 2004 and the related consolidated statement of operations, consolidated statement of cash flows and consolidated statement of changes in equity for the year ended December 31, 2004 and the notes to such consolidated financial statements, together with the report of independent auditor thereto, are included as Exhibit 99.2 to this report and incorporated by reference herein. The report contains an explanatory paragraph that refers to the fact that accounting principles generally accepted in Germany vary in certain significant respects from accounting principles generally accepted in the United States of America, and the nature of the significant differences to the extent summarized in Note 6 to the consolidated financial statements.

(b) Pro forma financial information

(i) The Company’s unaudited pro forma condensed consolidated balance sheet as of April 3, 2005 and the related condensed consolidated statement of operations for the fiscal year ended September 30, 2004 and the six month period ended April 3, 2005 are included as Exhibit 99.3 to this report and incorporated by reference herein.

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(c) Exhibits

Exhibit Number	Description of Exhibit
4.1*	Fourth Supplemental Indenture dated as of May 3, 2005 to the Indenture dated as of September 30, 2003 by and among Spectrum Brands, Inc., certain of Spectrum Brands, Inc.’s domestic subsidiaries and U.S. Bank National Association

4.2*	Supplemental Indenture dated as of May 3, 2005 to the Indenture dated as of February 7, 2005 by and among Spectrum Brands, Inc., certain of Spectrum Brands, Inc.’s domestic subsidiaries and U.S. Bank National Association

10.1*	Amendment No. 1, dated April 29, 2005, to the Fourth Amended and Restated Credit Agreement dated as of February 7, 2005, among Rayovac Corporation, Varta Consumer Batteries GmbH & Co. KGaA, Rayovac Europe Limited, each lender from time to time party thereto, Citicorp North America, Inc., Merrill Lynch Capital Corporation, LaSalle Bank National Association, and Bank of America, N.A.

23.1	Consent of Independent Auditors of Tetra Holding GmbH

99.1*	Press Release dated April 29, 2005

99.2	Audited Consolidated Financial Statements of Tetra Holding GmbH

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information of the Registrant

*	Previously filed with the Registrant’s Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission on May 5, 2005 and hereby incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2005	SPECTRUM BRANDS, INC.

	By:	/s/ Randall J. Steward
	Name:	Randall J. Steward
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
4.1*	Fourth Supplemental Indenture dated as of May 3, 2005 to the Indenture dated as of September 30, 2003 by and among Spectrum Brands, Inc., certain of Spectrum Brands, Inc.’s domestic subsidiaries and U.S. Bank National Association

4.2*	Supplemental Indenture dated as of May 3, 2005 to the Indenture dated as of February 7, 2005 by and among Spectrum Brands, Inc., certain of Spectrum Brands, Inc.’s domestic subsidiaries and U.S. Bank National Association

10.1*	Amendment No. 1, dated April 29, 2005, to the Fourth Amended and Restated Credit Agreement dated as of February 7, 2005, among Rayovac Corporation, Varta Consumer Batteries GmbH & Co. KGaA, Rayovac Europe Limited, each lender from time to time party thereto, Citicorp North America, Inc., Merrill Lynch Capital Corporation, LaSalle Bank National Association, and Bank of America, N.A.

23.1	Consent of Independent Auditors of Tetra Holding GmbH

99.1*	Press Release dated April 29, 2005

99.2	Audited Consolidated Financial Statements of Tetra Holding GmbH

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information of the Registrant

*	Previously filed with the Registrant’s Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission on May 5, 2005 and hereby incorporated by reference herein.